RenaissanceRe

RenaissanceRe Holdings Ltd.
Financial Supplement
September 30, 2016

Investors:
RenaissanceRe Holdings Ltd.
Mark Wilcox
Senior Vice President, Chief Accounting Officer and Corporate Controller
T: +1 441 295 4513

Media:
RenaissanceRe Holdings Ltd.
Elizabeth Tillman
Director – Corporate Communications
T: +1 212 238 9224

Kekst and Company
Peter Hill
Dawn Dover
T: +1 212 521 4800

RenaissanceRe Holdings Ltd.
Contents

		Page(s)

Basis of Presentation		i

Financial Highlights		1

Income Statements
a.	Summary Consolidated Statements of Operations	2 - 3
b.	Consolidated Segment Underwriting Results	4 - 5
c.	Gross Premiums Written and Managed Premiums	6 - 7
d.	DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations	8 - 9

Balance Sheets
a.	Summary Consolidated Balance Sheets	10

Investments
a.	Investment Portfolio - Composition	11
b.	Summary of Other Investments	12
c.	Total Investment Result	13
d.	Investment Portfolio - Effective Yield and Credit Rating	14
e.	Investment Portfolio - Change in Portfolio Composition	15
g.	Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value	16

Loss Reserve Analysis
a.	Reserves for Claims and Claim Expenses	17
b.	Paid to Incurred Analysis	18

Other Items
a.	Earnings per Share	19
b.	Equity in (Losses) Earnings of Other Ventures	20
c.	Other Income	20
d.	Ratings	21

Comments on Regulation G		22 - 23

RenaissanceRe Holdings Ltd.
Basis of Presentation
This financial supplement includes certain non-GAAP financial measures including “operating income available to RenaissanceRe common shareholders”, “operating income available to RenaissanceRe common shareholders per common share - diluted”, “operating return on average common equity - annualized”, “managed catastrophe premium”, “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 22 and 23 for Comments on Regulation G.
RenaissanceRe Holdings Ltd. ("RenaissanceRe" or the "Company") is a global provider of reinsurance and insurance. The Company has the following reportable segments: (1) Catastrophe Reinsurance, which includes catastrophe reinsurance and certain property catastrophe joint ventures managed by the Company’s ventures unit; (2) Specialty Reinsurance, which includes specialty reinsurance and certain specialty joint ventures managed by the Company’s ventures unit; and (3) Lloyd’s, which includes reinsurance and insurance business written through RenaissanceRe Syndicate 1458 (“Syndicate 1458”).
Cautionary Statement under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this financial supplement contain information about the Company's future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.'s filings with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q.
All information contained herein is unaudited. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe Holdings Ltd. with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company's website at www.renre.com for further information about RenaissanceRe Holdings Ltd.

i

RenaissanceRe Holdings Ltd.
Financial Highlights
	Three months ended		Nine months ended
	September 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
Highlights
Gross premiums written	$430,224	$369,642	$2,051,485	$1,675,217
Net premiums written	$284,222	$266,820	$1,315,813	$1,179,532
Net premiums earned	$346,521	$362,388	$1,051,529	$1,038,976
Net claims and claim expenses incurred	112,575	100,028	406,930	346,225
Acquisition expenses	80,580	78,126	215,177	183,193
Operating expenses	40,493	54,518	147,801	154,812
Underwriting income	$112,873	$129,716	$281,621	$354,746

Net investment income	$51,423	$28,338	$134,410	$106,649
Net realized and unrealized gains (losses) on investments	59,870	(41,138)	191,295	(26,101)
Change in net unrealized gains on fixed maturity investments available for sale	(113)	(243)	(472)	(986)
Total investment result	$111,180	$(13,043)	$325,233	$79,562

Net income available to RenaissanceRe common shareholders	$146,825	$75,529	$411,145	$316,605
Operating income available to RenaissanceRe common shareholders (1)	$86,955	$116,667	$219,850	$342,706

Total assets	$12,659,531	$11,901,110	$12,659,531	$11,901,110
Total shareholders' equity attributable to RenaissanceRe	$4,807,790	$4,697,643	$4,807,790	$4,697,643

Per share data
Net income available to RenaissanceRe common shareholders per common share - diluted	$3.56	$1.66	$9.71	$7.19
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$2.09	$2.58	$5.14	$7.79
Dividends per common share	$0.31	$0.30	$0.93	$0.90
Book value per common share	$107.10	$97.41	$107.10	$97.41
Tangible book value per common share (1)	$100.41	$90.76	$100.41	$90.76
Tangible book value per common share plus accumulated dividends (1)	$116.82	$105.94	$116.82	$105.94
Change in tangible book value per common share plus change in accumulated dividends (1)	3.9%	1.3%	9.5%	2.7%

Financial ratios
Net claims and claim expense ratio - current accident year	45.7%	47.0%	46.0%	45.4%
Net claims and claim expense ratio - prior accident years	(13.2)%	(19.4)%	(7.3)%	(12.1)%
Net claims and claim expense ratio - calendar year	32.5%	27.6%	38.7%	33.3%
Underwriting expense ratio	34.9%	36.6%	34.5%	32.6%
Combined ratio	67.4%	64.2%	73.2%	65.9%
Return on average common equity - annualized	13.5%	6.9%	12.6%	10.2%
Operating return on average common equity - annualized (1)	8.0%	10.7%	6.7%	11.0%
Total investment return - annualized	4.9%	(0.6)%	4.7%	1.2%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

1

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Three months ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Revenues
Gross premiums written	$430,224	$759,128	$862,133	$336,093	$369,642
Net premiums written	$284,222	$519,916	$511,675	$236,651	$266,820
Decrease (increase) in unearned premiums	62,299	(168,514)	(158,069)	124,924	95,568
Net premiums earned	346,521	351,402	353,606	361,575	362,388
Net investment income	51,423	54,124	28,863	45,918	28,338
Net foreign exchange (losses) gains	(5,986)	(690)	(1,692)	1,203	616
Equity in (losses) earnings of other ventures	(11,630)	6,022	1,611	3,296	5,730
Other income	2,268	2,654	4,079	8,200	2,306
Net realized and unrealized gains (losses) on investments	59,870	69,772	61,653	(42,817)	(41,138)
Total revenues	442,466	483,284	448,120	377,375	358,240
Expenses
Net claims and claim expenses incurred	112,575	167,750	126,605	102,013	100,028
Acquisition expenses	80,580	69,005	65,592	55,399	78,126
Operational expenses	40,493	51,073	56,235	64,300	54,518
Corporate expenses	11,537	5,752	8,225	10,791	7,322
Interest expense	10,536	10,536	10,538	10,550	10,542
Total expenses	255,721	304,116	267,195	243,053	250,536
Income before taxes	186,745	179,168	180,925	134,322	107,704
Income tax benefit (expense)	1,316	(6,612)	(2,744)	(8,453)	4,573
Net income	188,061	172,556	178,181	125,869	112,277
Net income attributable to noncontrolling interests	(35,641)	(30,635)	(44,591)	(28,068)	(31,153)
Net income attributable to RenaissanceRe	152,420	141,921	133,590	97,801	81,124
Dividends on preference shares	(5,595)	(5,596)	(5,595)	(5,595)	(5,595)
Net income available to RenaissanceRe common shareholders	$146,825	$136,325	$127,995	$92,206	$75,529

Net income available to RenaissanceRe common shareholders per common share - basic	$3.58	$3.23	$2.97	$2.11	$1.68
Net income available to RenaissanceRe common shareholders per common share - diluted	$3.56	$3.22	$2.95	$2.09	$1.66
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$2.09	$1.55	$1.51	$3.07	$2.58

Return on average common equity - annualized	13.5%	12.6%	11.8%	8.5%	6.9%
Operating return on average common equity - annualized (1)	8.0%	6.1%	6.1%	12.5%	10.7%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

2

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Nine months ended
	September 30, 2016	September 30, 2015
Revenues
Gross premiums written	$2,051,485	$1,675,217
Net premiums written	$1,315,813	$1,179,532
Increase in unearned premiums	(264,284)	(140,556)
Net premiums earned	1,051,529	1,038,976
Net investment income	134,410	106,649
Net foreign exchange losses	(8,368)	(4,254)
Equity in (losses) earnings of other ventures	(3,997)	17,185
Other income	9,001	5,272
Net realized and unrealized gains (losses) on investments	191,295	(26,101)
Total revenues	1,373,870	1,137,727
Expenses
Net claims and claim expenses incurred	406,930	346,225
Acquisition expenses	215,177	183,193
Operational expenses	147,801	154,812
Corporate expenses	25,514	65,723
Interest expense	31,610	25,720
Total expenses	827,032	775,673
Income before taxes	546,838	362,054
Income tax (expense) benefit	(8,040)	54,319
Net income	538,798	416,373
Net income attributable to noncontrolling interests	(110,867)	(82,982)
Net income attributable to RenaissanceRe	427,931	333,391
Dividends on preference shares	(16,786)	(16,786)
Net income available to RenaissanceRe common shareholders	$411,145	$316,605

Net income available to RenaissanceRe common shareholders per common share - basic	$9.77	$7.25
Net income available to RenaissanceRe common shareholders per common share - diluted	$9.71	$7.19
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$5.14	$7.79

Return on average common equity - annualized	12.6%	10.2%
Operating return on average common equity - annualized (1)	6.7%	11.0%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

3

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Three months ended September 30, 2016
	Catastrophe Reinsurance	Specialty Reinsurance	Lloyd's	Other	Total
Gross premiums written	$67,394	$270,876	$91,954	$—	$430,224
Net premiums written	$37,526	$177,331	$69,365	$—	$284,222
Net premiums earned	$121,062	$150,766	$74,693	$—	$346,521
Net claims and claim expenses incurred	927	82,113	29,337	198	112,575
Acquisition expenses	7,603	52,019	20,958	—	80,580
Operational expenses	16,355	15,360	8,760	18	40,493
Underwriting income (loss)	$96,177	$1,274	$15,638	$(216)	$112,873

Net claims and claim expenses incurred - current accident year	$18,267	$102,025	$38,068	$—	$158,360
Net claims and claim expenses incurred - prior accident years	(17,340)	(19,912)	(8,731)	198	(45,785)
Net claims and claim expenses incurred - total	$927	$82,113	$29,337	$198	$112,575

Net claims and claim expense ratio - current accident year	15.1%	67.7%	51.0%		45.7%
Net claims and claim expense ratio - prior accident years	(14.3)%	(13.2)%	(11.7)%		(13.2)%
Net claims and claim expense ratio - calendar year	0.8%	54.5%	39.3%		32.5%
Underwriting expense ratio	19.8%	44.7%	39.8%		34.9%
Combined ratio	20.6%	99.2%	79.1%		67.4%

	Three months ended September 30, 2015
	Catastrophe Reinsurance	Specialty Reinsurance	Lloyd's	Other	Total
Gross premiums written	$81,692	$214,372	$73,578	$—	$369,642
Net premiums written	$55,182	$155,987	$55,651	$—	$266,820
Net premiums earned	$159,641	$146,213	$56,534	$—	$362,388
Net claims and claim expenses incurred	22,319	41,005	36,425	279	100,028
Acquisition expenses	14,048	50,432	13,654	(8)	78,126
Operational expenses	23,513	17,542	13,427	36	54,518
Underwriting income (loss)	$99,761	$37,234	$(6,972)	$(307)	$129,716

Net claims and claim expenses incurred - current accident year	$36,244	$96,737	$37,397	$—	$170,378
Net claims and claim expenses incurred - prior accident years	(13,925)	(55,732)	(972)	279	(70,350)
Net claims and claim expenses incurred - total	$22,319	$41,005	$36,425	$279	$100,028

Net claims and claim expense ratio - current accident year	22.7%	66.2%	66.1%		47.0%
Net claims and claim expense ratio - prior accident years	(8.7)%	(38.2)%	(1.7)%		(19.4)%
Net claims and claim expense ratio - calendar year	14.0%	28.0%	64.4%		27.6%
Underwriting expense ratio	23.5%	46.5%	47.9%		36.6%
Combined ratio	37.5%	74.5%	112.3%		64.2%

4

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Nine months ended September 30, 2016
	Catastrophe Reinsurance	Specialty Reinsurance	Lloyd's	Other	Total
Gross premiums written	$825,271	$840,598	$385,616	$—	$2,051,485
Net premiums written	$481,956	$569,842	$264,015	$—	$1,315,813
Net premiums earned	$399,663	$443,252	$208,614	$—	$1,051,529
Net claims and claim expenses incurred	64,878	241,666	100,185	201	406,930
Acquisition expenses	33,410	127,871	53,896	—	215,177
Operational expenses	55,308	57,092	35,302	99	147,801
Underwriting income (loss)	$246,067	$16,623	$19,231	$(300)	$281,621

Net claims and claim expenses incurred - current accident year	$102,471	$275,520	$105,583	$—	$483,574
Net claims and claim expenses incurred - prior accident years	(37,593)	(33,854)	(5,398)	201	(76,644)
Net claims and claim expenses incurred - total	$64,878	$241,666	$100,185	$201	$406,930

Net claims and claim expense ratio - current accident year	25.6%	62.2%	50.6%		46.0%
Net claims and claim expense ratio - prior accident years	(9.4)%	(7.7)%	(2.6)%		(7.3)%
Net claims and claim expense ratio - calendar year	16.2%	54.5%	48.0%		38.7%
Underwriting expense ratio	22.2%	41.7%	42.8%		34.5%
Combined ratio	38.4%	96.2%	90.8%		73.2%

	Nine months ended September 30, 2015
	Catastrophe Reinsurance	Specialty Reinsurance	Lloyd's	Other	Total
Gross premiums written (1)	$856,305	$498,676	$320,326	$(90)	$1,675,217
Net premiums written	$548,312	$399,769	$231,540	$(89)	$1,179,532
Net premiums earned	$466,113	$396,673	$176,279	$(89)	$1,038,976
Net claims and claim expenses incurred	85,289	166,655	93,951	330	346,225
Acquisition expenses	41,016	99,372	42,557	248	183,193
Operational expenses	65,966	49,579	39,086	181	154,812
Underwriting income (loss)	$273,842	$81,067	$685	$(848)	$354,746

Net claims and claim expenses incurred - current accident year	$127,702	$250,316	$93,778	$—	$471,796
Net claims and claim expenses incurred - prior accident years	(42,413)	(83,661)	173	330	(125,571)
Net claims and claim expenses incurred - total	$85,289	$166,655	$93,951	$330	$346,225

Net claims and claim expense ratio - current accident year	27.4%	63.1%	53.2%		45.4%
Net claims and claim expense ratio - prior accident years	(9.1)%	(21.1)%	0.1%		(12.1)%
Net claims and claim expense ratio - calendar year	18.3%	42.0%	53.3%		33.3%
Underwriting expense ratio	22.9%	37.6%	46.3%		32.6%
Combined ratio	41.2%	79.6%	99.6%		65.9%
(1) Included in gross premiums written in the Other category is the elimination of inter-segment gross premiums written of $(0.1) million for the nine months ended September 30, 2015.

5

RenaissanceRe Holdings Ltd.
Gross Premiums Written and Managed Premiums

	Three months ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Catastrophe Reinsurance Segment
Renaissance catastrophe premiums	$52,857	$251,695	$246,089	$11,207	$61,479
DaVinci catastrophe premiums	14,537	145,759	114,334	1,119	20,213
Total Catastrophe Reinsurance segment gross premiums written	$67,394	$397,454	$360,423	$12,326	$81,692

Specialty Reinsurance Segment
Casualty	$118,408	$87,989	$147,801	$93,004	$116,851
Credit	108,835	71,395	138,630	141,939	66,839
Property	25,163	18,235	39,624	14,176	10,405
Other	18,470	23,114	42,934	18,256	20,277
Total Specialty Reinsurance segment gross premiums written	$270,876	$200,733	$368,989	$267,375	$214,372

Lloyd's Segment
Casualty	$54,810	$62,110	$70,928	$37,161	$41,352
Property	19,334	38,662	21,879	14,578	18,717
Catastrophe	8,013	39,602	23,033	2,840	7,465
Credit	1,936	2,860	4,204	274	3,377
Other	7,861	17,707	12,677	1,539	2,667
Total Lloyd's segment gross premiums written	$91,954	$160,941	$132,721	$56,392	$73,578

Managed Premiums (1)
Total Catastrophe Reinsurance segment gross premiums written	$67,394	$397,454	$360,423	$12,326	$81,692
Catastrophe premiums written in the Lloyd's segment	8,013	39,602	23,033	2,840	7,465
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	1,493	25,689	11,096	1,923	1,089
Catastrophe premiums written by the Company in its Catastrophe Reinsurance segment and ceded to Top Layer Re	—	(896)	(8,367)	—	—
Total managed catastrophe premiums (1)	$76,900	$461,849	$386,185	$17,089	$90,246

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

(2)	Top Layer Re is accounted for under the equity method of accounting.

6

RenaissanceRe Holdings Ltd.
Gross Premiums Written and Managed Premiums

	Nine months ended
	September 30, 2016	September 30, 2015
Catastrophe Reinsurance Segment
Renaissance catastrophe premiums	$550,641	$570,455
DaVinci catastrophe premiums	274,630	285,850
Total Catastrophe Reinsurance segment gross premiums written	$825,271	$856,305

Specialty Reinsurance Segment
Casualty	$354,198	$263,909
Credit	318,860	115,461
Property	83,022	38,829
Other	84,518	80,477
Total Specialty Reinsurance segment gross premiums written	$840,598	$498,676

Lloyd's Segment
Casualty	$187,848	$151,749
Property	79,875	66,616
Catastrophe	70,648	66,489
Credit	9,000	7,496
Other	38,245	27,976
Total Lloyd's segment gross premiums written	$385,616	$320,326

Managed Premiums (1)
Total Catastrophe Reinsurance segment gross premiums written	$825,271	$856,305
Catastrophe premiums written in the Lloyd's segment	70,648	66,489
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	38,278	36,664
Catastrophe premiums written by the Company in its Catastrophe Reinsurance segment and ceded to Top Layer Re	(9,263)	(6,785)
Total managed catastrophe premiums (1)	$924,934	$952,673

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

(2)	Top Layer Re is accounted for under the equity method of accounting.

7

DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations

	Three months ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Revenues
Gross premiums written	$14,537	$146,519	$114,503	$1,269	$20,326
Net premiums written	$8,932	$133,513	$88,506	$1,244	$14,598
Decrease (increase) in unearned premiums	48,490	(70,095)	(30,106)	61,795	47,452
Net premiums earned	57,422	63,418	58,400	63,039	62,050
Net investment income	7,213	7,162	6,869	7,241	7,171
Net foreign exchange (losses) gains	(474)	594	407	(225)	(233)
Other loss	—	(86)	—	—	—
Net realized and unrealized gains (losses) on investments	1,338	11,004	15,239	(13,120)	(2,044)
Total revenues	65,499	82,092	80,915	56,935	66,944
Expenses
Net claims and claim expenses incurred	(164)	23,231	(518)	(6,954)	4,675
Acquisition expenses	16,223	12,916	16,096	16,883	15,683
Operational and corporate expenses	6,688	6,786	6,860	7,211	7,285
Interest expense	1,859	1,859	1,858	1,813	1,813
Total expenses	24,606	44,792	24,296	18,953	29,456
Income before taxes	40,893	37,300	56,619	37,982	37,488
Income tax (expense) benefit	(444)	(84)	(91)	(2)	188
Net income available to DaVinciRe common shareholders	$40,449	$37,216	$56,528	$37,980	$37,676

Net claims and claim expenses incurred - current accident year	$4,435	$30,095	$3,546	$5,477	$9,649
Net claims and claim expenses incurred - prior accident years	(4,599)	(6,864)	(4,064)	(12,431)	(4,974)
Net claims and claim expenses incurred - total	$(164)	$23,231	$(518)	$(6,954)	$4,675

Net claims and claim expense ratio - current accident year	7.7%	47.5%	6.1%	8.7%	15.6%
Net claims and claim expense ratio - prior accident years	(8.0)%	(10.9)%	(7.0)%	(19.7)%	(8.1)%
Net claims and claim expense ratio - calendar year	(0.3)%	36.6%	(0.9)%	(11.0)%	7.5%
Underwriting expense ratio	39.9%	31.1%	39.3%	38.2%	37.0%
Combined ratio	39.6%	67.7%	38.4%	27.2%	44.5%

8

DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations

	Nine months ended
	September 30, 2016	September 30, 2015
Revenues
Gross premiums written	$275,559	$287,993
Net premiums written	$230,951	$244,940
Increase in unearned premiums	(51,711)	(57,956)
Net premiums earned	179,240	186,984
Net investment income	21,244	20,198
Net foreign exchange gains (losses)	527	(827)
Other loss	(86)	—
Net realized and unrealized gains on investments	27,581	1,364
Total revenues	228,506	207,719
Expenses
Net claims and claim expenses incurred	22,549	29,464
Acquisition expenses	45,235	45,926
Operational and corporate expenses	20,334	21,604
Interest expense	5,576	4,256
Total expenses	93,694	101,250
Income before taxes	134,812	106,469
Income tax expense	(619)	(1)
Net income available to DaVinciRe common shareholders	$134,193	$106,468

Net claims and claim expenses incurred - current accident year	$38,076	$46,590
Net claims and claim expenses incurred - prior accident years	(15,527)	(17,126)
Net claims and claim expenses incurred - total	$22,549	$29,464

Net claims and claim expense ratio - current accident year	21.2%	24.9%
Net claims and claim expense ratio - prior accident years	(8.6)%	(9.1)%
Net claims and claim expense ratio - calendar year	12.6%	15.8%
Underwriting expense ratio	36.6%	36.1%
Combined ratio	49.2%	51.9%

9

RenaissanceRe Holdings Ltd.
Summary Consolidated Balance Sheets

	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Assets
Fixed maturity investments trading, at fair value	$7,088,419	$7,073,129	$6,890,592	$6,765,005	$6,905,302
Fixed maturity investments available for sale, at fair value	11,721	12,434	13,985	17,813	19,905
Total fixed maturity investments, at fair value	7,100,140	7,085,563	6,904,577	6,782,818	6,925,207
Short term investments, at fair value	1,136,660	1,000,206	1,171,523	1,208,401	998,906
Equity investments trading, at fair value	345,565	301,298	335,509	393,877	462,198
Other investments, at fair value	511,621	489,702	496,900	481,621	483,958
Investments in other ventures, under equity method	120,569	133,448	131,692	132,351	129,495
Total investments	9,214,555	9,010,217	9,040,201	8,999,068	8,999,764
Cash and cash equivalents	493,330	455,521	449,149	506,885	524,546
Premiums receivable	1,181,331	1,332,667	1,094,116	778,009	864,198
Prepaid reinsurance premiums	511,421	533,092	444,954	230,671	258,445
Reinsurance recoverable	240,769	222,006	167,228	134,526	141,416
Accrued investment income	37,245	37,900	37,492	39,749	40,855
Deferred acquisition costs	351,841	331,152	287,291	199,380	213,599
Receivable for investments sold	193,071	203,165	204,306	220,834	321,756
Other assets	181,290	160,873	167,514	181,011	266,318
Goodwill and other intangibles	254,678	258,170	261,662	265,154	270,213
Total assets	$12,659,531	$12,544,763	$12,153,913	$11,555,287	$11,901,110
Liabilities, Noncontrolling Interests and Shareholders' Equity
Liabilities
Reserve for claims and claim expenses	$2,861,099	$2,844,243	$2,811,523	$2,767,045	$2,796,062
Unearned premiums	1,434,136	1,518,106	1,261,454	889,102	1,042,012
Debt	951,620	954,577	957,536	960,495	963,610
Reinsurance balances payable	774,660	753,699	618,344	523,974	533,174
Payable for investments purchased	437,826	432,926	454,593	391,378	602,576
Other liabilities	227,847	215,592	208,533	245,145	244,005
Total liabilities	6,687,188	6,719,143	6,311,983	5,777,139	6,181,439
Redeemable noncontrolling interest	1,164,553	1,122,403	1,081,337	1,045,964	1,022,028
Shareholders' Equity
Preference shares	400,000	400,000	400,000	400,000	400,000
Common shares	41,156	41,496	43,095	43,701	44,121
Additional paid-in capital	213,053	242,561	422,422	507,674	551,683
Accumulated other comprehensive income	2,621	2,337	1,665	2,108	2,260
Retained earnings	4,150,960	4,016,823	3,893,411	3,778,701	3,699,579
Total shareholders' equity attributable to RenaissanceRe	4,807,790	4,703,217	4,760,593	4,732,184	4,697,643
Total liabilities, noncontrolling interests and shareholders' equity	$12,659,531	$12,544,763	$12,153,913	$11,555,287	$11,901,110

Book value per common share	$107.10	$103.70	$101.19	$99.13	$97.41

10

RenaissanceRe Holdings Ltd.
Investment Portfolio - Composition

TYPE OF INVESTMENT	September 30, 2016		June 30, 2016		March 31, 2016		December 31, 2015		September 30, 2015
U.S. treasuries	$2,564,635	27.9%	$2,660,051	29.5%	$2,475,747	27.4%	$2,064,944	23.0%	$1,984,841	22.1%
Agencies	120,761	1.3%	126,549	1.4%	85,270	0.9%	137,976	1.5%	131,524	1.5%
Municipal	550,062	6.0%	561,456	6.2%	564,555	6.3%	583,282	6.5%	675,349	7.5%
Non-U.S. government (Sovereign debt)	313,560	3.4%	313,699	3.5%	353,756	3.9%	334,981	3.7%	393,320	4.4%
Non-U.S. government-backed corporate	129,423	1.4%	157,606	1.7%	164,724	1.8%	138,994	1.5%	172,548	1.9%
Corporate	1,916,092	20.8%	1,840,407	20.5%	1,833,825	20.3%	2,055,323	22.9%	2,141,859	23.8%
Agency mortgage-backed	521,987	5.7%	513,666	5.7%	498,093	5.5%	504,518	5.6%	497,092	5.5%
Non-agency mortgage-backed	283,333	3.0%	258,507	2.8%	256,572	2.8%	270,763	3.0%	268,389	3.0%
Commercial mortgage-backed	492,311	5.3%	503,475	5.6%	540,940	6.0%	561,496	6.2%	552,617	6.1%
Asset-backed	207,976	2.2%	150,147	1.7%	131,095	1.5%	130,541	1.4%	107,668	1.2%
Total fixed maturity investments, at fair value	7,100,140	77.0%	7,085,563	78.6%	6,904,577	76.4%	6,782,818	75.3%	6,925,207	77.0%
Short term investments, at fair value	1,136,660	12.4%	1,000,206	11.1%	1,171,523	13.0%	1,208,401	13.4%	998,906	11.1%
Equity investments trading, at fair value	345,565	3.8%	301,298	3.4%	335,509	3.7%	393,877	4.4%	462,198	5.1%
Other investments, at fair value	511,621	5.5%	489,702	5.4%	496,900	5.4%	481,621	5.4%	483,958	5.3%
Total managed investment portfolio	9,093,986	98.7%	8,876,769	98.5%	8,908,509	98.5%	8,866,717	98.5%	8,870,269	98.5%
Investments in other ventures, under equity method	120,569	1.3%	133,448	1.5%	131,692	1.5%	132,351	1.5%	129,495	1.5%
Total investments	$9,214,555	100.0%	$9,010,217	100.0%	$9,040,201	100.0%	$8,999,068	100.0%	$8,999,764	100.0%
CREDIT QUALITY OF FIXED MATURITY INVESTMENTS
AAA	$1,133,053	16.0%	$1,006,357	14.2%	$1,104,041	16.0%	$1,017,693	15.0%	$1,029,717	14.9%
AA	3,830,792	54.0%	4,018,887	56.7%	3,757,452	54.4%	3,495,895	51.5%	3,551,893	51.3%
A	684,455	9.6%	669,716	9.5%	712,348	10.3%	779,637	11.5%	1,020,516	14.7%
BBB	542,674	7.6%	527,498	7.5%	521,656	7.6%	765,988	11.3%	659,789	9.5%
Non-investment grade and not rated	909,166	12.8%	863,105	12.1%	809,080	11.7%	723,605	10.7%	663,292	9.6%
Total fixed maturity investments, at fair value	$7,100,140	100.0%	$7,085,563	100.0%	$6,904,577	100.0%	$6,782,818	100.0%	$6,925,207	100.0%
MATURITY PROFILE OF FIXED MATURITY INVESTMENTS
Due in less than one year	$280,850	4.0%	$266,356	3.8%	$215,975	3.1%	$252,257	3.7%	$265,366	3.8%
Due after one through five years	4,102,622	57.8%	4,163,134	58.8%	4,011,832	58.1%	3,833,261	56.5%	3,876,482	56.0%
Due after five through ten years	1,044,737	14.7%	1,049,939	14.8%	1,035,877	15.0%	1,011,132	14.9%	1,028,728	14.9%
Due after ten years	166,324	2.3%	180,339	2.5%	214,193	3.1%	218,850	3.3%	328,865	4.7%
Mortgage-backed securities	1,297,631	18.3%	1,275,648	18.0%	1,295,605	18.8%	1,336,777	19.7%	1,318,098	19.0%
Asset-backed securities	207,976	2.9%	150,147	2.1%	131,095	1.9%	130,541	1.9%	107,668	1.6%
Total fixed maturity investments, at fair value	$7,100,140	100.0%	$7,085,563	100.0%	$6,904,577	100.0%	$6,782,818	100.0%	$6,925,207	100.0%
Weighted average effective yield of fixed maturity and short term investments	1.8%		1.8%		2.0%		2.2%		1.9%
Average duration of fixed maturities and short term investments	2.3		2.2		2.2		2.3		2.3

11

RenaissanceRe Holdings Ltd.
Summary of Other Investments

	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
TYPE OF INVESTMENT
Catastrophe bonds	$298,408	$275,553	$272,397	$241,253	$233,223
Private equity partnerships	192,217	190,316	200,465	214,848	226,000
Senior secured bank loan fund	19,440	22,212	22,334	23,231	22,345
Hedge funds	1,556	1,621	1,704	2,289	2,390
Total other investments, at fair value	$511,621	$489,702	$496,900	$481,621	$483,958

TYPE OF INVESTMENT
Catastrophe bonds	58.3%	56.3%	54.8%	50.1%	48.2%
Private equity partnerships	37.6%	38.9%	40.4%	44.6%	46.7%
Senior secured bank loan fund	3.8%	4.5%	4.5%	4.8%	4.6%
Hedge funds	0.3%	0.3%	0.3%	0.5%	0.5%
Total other investments, at fair value	100.0%	100.0%	100.0%	100.0%	100.0%

12

RenaissanceRe Holdings Ltd.
Total Investment Result

	Three months ended					Nine months ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	September 30, 2016	September 30, 2015
Fixed maturity investments	$39,959	$46,091	$36,006	$38,047	$37,023	$122,056	$96,753
Short term investments	1,174	1,227	1,000	466	267	3,401	761
Equity investments trading	797	865	1,663	2,038	1,791	3,325	6,308
Other investments
Private equity investments	4,572	4,356	(9,358)	8,260	(14,505)	(430)	1,333
Other	8,765	5,035	3,309	891	7,264	17,109	11,443
Cash and cash equivalents	246	209	129	112	80	584	355
	55,513	57,783	32,749	49,814	31,917	146,045	116,953
Investment expenses	(4,090)	(3,659)	(3,886)	(3,896)	(3,579)	(11,635)	(10,304)
Net investment income	51,423	54,124	28,863	45,918	28,338	134,410	106,649

Gross realized gains	20,383	22,661	17,750	11,124	9,160	60,794	39,364
Gross realized losses	(3,363)	(7,804)	(14,665)	(13,487)	(13,720)	(25,832)	(40,143)
Net realized gains (losses) on fixed maturity investments	17,020	14,857	3,085	(2,363)	(4,560)	34,962	(779)
Net unrealized (losses) gains on fixed maturity investments trading	(4,235)	44,271	85,465	(52,984)	10,208	125,501	(11,924)
Net realized and unrealized gains (losses) on investments-related derivatives	1,727	(9,151)	(19,449)	6,447	(16,612)	(26,873)	(1,004)
Net realized gains (losses) on equity investments trading	127	14,729	(818)	149	(114)	14,038	16,199
Net unrealized gains (losses) on equity investments trading	45,231	5,066	(6,630)	5,934	(30,060)	43,667	(28,593)
Net realized and unrealized gains (losses) on investments	59,870	69,772	61,653	(42,817)	(41,138)	191,295	(26,101)
Change in net unrealized gains on fixed maturity investments available for sale	(113)	(90)	(269)	(257)	(243)	(472)	(986)
Total investment result	$111,180	$123,806	$90,247	$2,844	$(13,043)	$325,233	$79,562

Total investment return - annualized	4.9%	5.5%	4.0%	0.1%	(0.6)%	4.7%	1.2%

13

RenaissanceRe Holdings Ltd.
Investment Portfolio - Effective Yield and Credit Rating
					Credit Rating (1)
September 30, 2016	Amortized Cost	Fair Value	% of Total Investment Portfolio	Weighted Average Effective Yield	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Short term investments	$1,136,660	$1,136,660	12.4%	0.5%	$1,129,209	$5,834	$1,368	$—	$249	$—
		100.0%			99.4%	0.5%	0.1%	—%	—%	—%
Fixed maturity investments
U.S. treasuries	2,549,023	2,564,635	27.9%	0.9%	—	2,564,635	—	—	—	—
Agencies
Fannie Mae and Freddie Mac	61,091	61,146	0.7%	1.2%	—	61,146	—	—	—	—
Other agencies	58,543	59,615	0.6%	1.5%	—	59,615	—	—	—	—
Total agencies	119,634	120,761	1.3%	1.3%	—	120,761	—	—	—	—
Municipal	537,683	550,062	6.0%	1.7%	136,876	291,506	91,740	29,940	—	—
Non-U.S. government (Sovereign debt)	315,771	313,560	3.4%	1.1%	272,784	16,724	11,683	12,369	—	—
Non-U.S. government-backed corporate	130,800	129,423	1.4%	1.0%	88,131	39,486	—	1,806	—	—
Corporate	1,884,978	1,916,092	20.8%	3.5%	47,714	143,254	557,527	477,504	663,946	26,147
Mortgage-backed
Residential mortgage-backed
Agency securities	521,154	521,987	5.7%	2.1%	—	521,987	—	—	—	—
Non-agency securities - Alt A	200,197	205,262	2.2%	5.0%	8,469	16,883	6,932	12,601	155,153	5,224
Non-agency securities - Prime	75,586	78,071	0.8%	4.2%	3,758	8,045	2,234	5,338	55,706	2,990
Total residential mortgage-backed	796,937	805,320	8.7%	3.1%	12,227	546,915	9,166	17,939	210,859	8,214
Commercial mortgage-backed	483,254	492,311	5.3%	2.3%	381,042	95,543	12,610	3,116	—	—
Total mortgage-backed	1,280,191	1,297,631	14.0%	2.8%	393,269	642,458	21,776	21,055	210,859	8,214
Asset-backed
Collateralized loan obligations	146,964	147,553	1.6%	2.4%	136,555	10,998	—	—	—	—
Credit cards	30,314	30,746	0.3%	1.5%	30,746	—	—	—	—	—
Auto loans	20,445	20,578	0.2%	1.4%	20,578	—	—	—	—	—
Student loans	6,654	6,631	0.1%	1.7%	5,661	970	—	—	—	—
Other	2,430	2,468	—%	2.5%	739	—	1,729	—	—	—
Total asset-backed	206,807	207,976	2.2%	2.1%	194,279	11,968	1,729	—	—	—
Total securitized assets	1,486,998	1,505,607	16.2%	2.7%	587,548	654,426	23,505	21,055	210,859	8,214
Total fixed maturity investments	7,024,887	7,100,140	77.0%	2.1%	1,133,053	3,830,792	684,455	542,674	874,805	34,361
		100.0%			16.0%	54.0%	9.6%	7.6%	12.3%	0.5%
Equity investments trading		345,565	3.8%		—	—	—	—	—	345,565
		100.0%			—%	—%	—%	—%	—%	100.0%
Other investments
Catastrophe bonds		298,408	3.2%		—	—	—	—	298,408	—
Private equity partnerships		192,217	2.1%		—	—	—	—	—	192,217
Senior secured bank loan fund		19,440	0.2%		—	—	—	—	—	19,440
Hedge funds		1,556	—%		—	—	—	—	—	1,556
Total other investments		511,621	5.5%		—	—	—	—	298,408	213,213
		100.0%			—%	—%	—%	—%	58.3%	41.7%
Investments in other ventures		120,569	1.3%		—	—	—	—	—	120,569
		100.0%			—%	—%	—%	—%	—%	100.0%
Total investment portfolio		$9,214,555	100.0%		$2,262,262	$3,836,626	$685,823	$542,674	$1,173,462	$713,708
		100.0%			24.6%	41.7%	7.4%	5.9%	12.7%	7.7%

(1)
The credit ratings included in this table are those assigned by Standard & Poor’s Corporation ("S&P").  When ratings provided by S&P were not available, ratings from other nationally recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.

14

RenaissanceRe Holdings Ltd.
Investment Portfolio - Change in Portfolio Composition

	September 30, 2016		December 31, 2015		Change
	Fair Value	% of Total Managed Investment Portfolio	Fair Value	% of Total Managed Investment Portfolio	$	%
Short term investments	$1,136,660	12.4%	$1,208,401	13.4%	$(71,741)	(1.0)%
Fixed maturity investments
U.S. treasuries	2,564,635	27.9%	2,064,944	23.0%	499,691	4.9%
Agencies
Fannie Mae and Freddie Mac	61,146	0.7%	65,390	0.7%	(4,244)	—%
Other agencies	59,615	0.6%	72,586	0.8%	(12,971)	(0.2)%
Total agencies	120,761	1.3%	137,976	1.5%	(17,215)	(0.2)%
Municipal	550,062	6.0%	583,282	6.5%	(33,220)	(0.5)%
Non-U.S. government (Sovereign debt)	313,560	3.4%	334,981	3.7%	(21,421)	(0.3)%
Non-U.S. government-backed corporate	129,423	1.4%	138,994	1.5%	(9,571)	(0.1)%
Corporate	1,916,092	20.8%	2,055,323	22.9%	(139,231)	(2.1)%
Mortgage-backed
Residential mortgage-backed
Agency securities	521,987	5.7%	504,518	5.6%	17,469	0.1%
Non-agency securities - Alt A	205,262	2.2%	178,843	2.0%	26,419	0.2%
Non-agency securities - Prime	78,071	0.8%	91,920	1.0%	(13,849)	(0.2)%
Total residential mortgage-backed	805,320	8.7%	775,281	8.6%	30,039	0.1%
Commercial mortgage-backed	492,311	5.3%	561,496	6.2%	(69,185)	(0.9)%
Total mortgage-backed	1,297,631	14.0%	1,336,777	14.8%	(39,146)	(0.8)%
Asset-backed
Collateralized loan obligations	147,553	1.6%	65,298	0.7%	82,255	0.9%
Credit cards	30,746	0.3%	31,320	0.3%	(574)	—%
Auto loans	20,578	0.2%	17,977	0.2%	2,601	—%
Student loans	6,631	0.1%	6,335	0.1%	296	—%
Other	2,468	—%	9,611	0.1%	(7,143)	(0.1)%
Total asset-backed	207,976	2.2%	130,541	1.4%	77,435	0.8%
Total securitized assets	1,505,607	16.2%	1,467,318	16.2%	38,289	—%
Total fixed maturity investments	7,100,140	77.0%	6,782,818	75.3%	317,322	1.7%
Equity investments trading	345,565	3.8%	393,877	4.4%	(48,312)	(0.6)%
Other investments
Catastrophe bonds	298,408	3.2%	241,253	2.7%	57,155	0.5%
Private equity partnerships	192,217	2.1%	214,848	2.4%	(22,631)	(0.3)%
Senior secured bank loan fund	19,440	0.2%	23,231	0.3%	(3,791)	(0.1)%
Hedge funds	1,556	—%	2,289	—%	(733)	—%
Total other investments	511,621	5.5%	481,621	5.4%	30,000	0.1%
Investments in other ventures	120,569	1.3%	132,351	1.5%	(11,782)	(0.2)%
Total managed investment portfolio	$9,214,555	100.0%	$8,999,068	100.0%	$215,487

15

RenaissanceRe Holdings Ltd.
Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value

	September 30, 2016
Issuer	Total	Short term investments	Fixed maturity investments
Morgan Stanley	$38,209	$—	$38,209
JP Morgan Chase & Co.	37,574	—	37,574
Bank of America Corp.	35,297	—	35,297
Goldman Sachs Group Inc.	34,725	—	34,725
Wells Fargo & Co.	26,408	—	26,408
HSBC Holdings PLC	22,728	—	22,728
Royal Bank of Canada	19,892	—	19,892
Credit Suisse Group AG	16,797	—	16,797
Honda Motor Co., Ltd.	14,790	—	14,790
BP PLC	14,395	—	14,395
Total (1)	$260,815	$—	$260,815

(1)	Excludes non-U.S. government-backed corporate fixed maturity investments, reverse repurchase agreements and commercial paper, at fair value.

16

RenaissanceRe Holdings Ltd.
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
September 30, 2016
Catastrophe Reinsurance	$187,001	$168,572	$179,203	$534,776
Specialty Reinsurance	542,413	100,009	1,201,246	1,843,668
Lloyd's	100,103	16,766	339,878	456,747
Other	2,883	—	23,025	25,908
Total	$832,400	$285,347	$1,743,352	$2,861,099

June 30, 2016
Catastrophe Reinsurance	$210,686	$175,022	$183,196	$568,904
Specialty Reinsurance	532,590	130,255	1,150,158	1,813,003
Lloyd's	91,755	27,908	311,673	431,336
Other	6,332	—	24,668	31,000
Total	$841,363	$333,185	$1,669,695	$2,844,243

March 31, 2016
Catastrophe Reinsurance	$229,357	$149,688	$176,094	$555,139
Specialty Reinsurance	538,163	136,748	1,152,798	1,827,709
Lloyd's	88,551	24,233	285,410	398,194
Other	2,737	—	27,744	30,481
Total	$858,808	$310,669	$1,642,046	$2,811,523

December 31, 2015
Catastrophe Reinsurance	$237,345	$146,969	$179,947	$564,261
Specialty Reinsurance	529,952	126,650	1,148,015	1,804,617
Lloyd's	84,964	22,085	263,440	370,489
Other	2,071	—	25,607	27,678
Total	$854,332	$295,704	$1,617,009	$2,767,045

September 30, 2015
Catastrophe Reinsurance	$259,614	$168,296	$189,096	$617,006
Specialty Reinsurance	516,315	123,991	1,153,278	1,793,584
Lloyd's	73,016	24,410	250,573	347,999
Other	3,132	2,129	32,212	37,473
Total	$852,077	$318,826	$1,625,159	$2,796,062

17

RenaissanceRe Holdings Ltd.
Paid to Incurred Analysis

	Three months ended September 30, 2016			Three months ended September 30, 2015
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$2,844,243	$222,006	$2,622,237	$2,847,648	$136,464	$2,711,184
Incurred claims and claim expenses
Current year	205,372	47,012	158,360	200,646	30,268	170,378
Prior years	(51,526)	(5,741)	(45,785)	(78,902)	(8,552)	(70,350)
Total incurred claims and claim expenses	153,846	41,271	112,575	121,744	21,716	100,028
Paid claims and claim expenses
Current year	30,439	1,624	28,815	4,364	11,322	(6,958)
Prior years	106,551	20,884	85,667	168,966	5,442	163,524
Total paid claims and claim expenses	136,990	22,508	114,482	173,330	16,764	156,566
Reserve for claims and claim expenses, end of period	$2,861,099	$240,769	$2,620,330	$2,796,062	$141,416	$2,654,646

	Nine months ended September 30, 2016			Nine months ended September 30, 2015
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$2,767,045	$134,526	$2,632,519	$1,412,510	$66,694	$1,345,816
Incurred claims and claim expenses
Current year	611,100	127,526	483,574	565,734	93,938	471,796
Prior years	(70,404)	6,240	(76,644)	(132,176)	(6,605)	(125,571)
Total incurred claims and claim expenses	540,696	133,766	406,930	433,558	87,333	346,225
Paid claims and claim expenses
Current year	42,179	2,294	39,885	86,439	11,355	75,084
Prior years	404,463	25,229	379,234	361,412	4,984	356,428
Total paid claims and claim expenses	446,642	27,523	419,119	447,851	16,339	431,512
Amounts acquired (1)	—	—	—	1,397,845	3,728	1,394,117
Reserve for claims and claim expenses, end of period	$2,861,099	$240,769	$2,620,330	$2,796,062	$141,416	$2,654,646
(1) Represents the fair value of Platinum's reserve for claims and claim expenses and reinsurance recoverable acquired at March 2, 2015.

18

RenaissanceRe Holdings Ltd.
Earnings per Share

	Three months ended
(common shares in thousands)	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Numerator:
Net income available to RenaissanceRe common shareholders	$146,825	$136,325	$127,995	$92,206	$75,529
Amount allocated to participating common shareholders (1)	(1,770)	(1,561)	(1,601)	(1,076)	(867)
	$145,055	$134,764	$126,394	$91,130	$74,662
Denominator:
Denominator for basic income per RenaissanceRe common share -
Weighted average common shares	40,513	41,693	42,577	43,131	44,564
Per common share equivalents of employee stock options and restricted shares	220	192	335	382	349
Denominator for diluted income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	40,733	41,885	42,912	43,513	44,913

Basic income per RenaissanceRe common share	$3.58	$3.23	$2.97	$2.11	$1.68
Diluted income per RenaissanceRe common share	$3.56	$3.22	$2.95	$2.09	$1.66

	Nine months ended
(common shares in thousands)	September 30, 2016	September 30, 2015
Numerator:
Net income available to RenaissanceRe common shareholders	$411,145	$316,605
Amount allocated to participating common shareholders (1)	(4,939)	(3,642)
	$406,206	$312,963
Denominator:
Denominator for basic income per RenaissanceRe common share -
Weighted average common shares	41,594	43,166
Per common share equivalents of employee stock options and restricted shares	248	365
Denominator for diluted income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	41,842	43,531

Basic income per RenaissanceRe common share	$9.77	$7.25
Diluted income per RenaissanceRe common share	$9.71	$7.19

(1)
Represents earnings attributable to holders of unvested restricted shares issued under the Company's 2001 Stock Incentive Plan, 2010 Performance-Based Equity Incentive Plan, 2016 Long-Term Incentive Plan and to the Company's non-employee directors.

19

RenaissanceRe Holdings Ltd.
Equity in (Losses) Earnings of Other Ventures

	Three months ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Tower Hill Companies	$3,422	$3,846	$251	$1,676	$4,135
Top Layer Re	(14,951)	2,265	2,403	1,498	1,738
Other	(101)	(89)	(1,043)	122	(143)
Total equity in (losses) earnings of other ventures	$(11,630)	$6,022	$1,611	$3,296	$5,730

	Nine months ended
	September 30, 2016	September 30, 2015
Top Layer Re	$(10,283)	$6,528
Tower Hill Companies	7,519	11,440
Other	(1,233)	(783)
Total equity in (losses) earnings of other ventures	$(3,997)	$17,185

Other Income

	Three months ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	$2,195	$3,492	$3,839	$8,306	$1,749
Other items	73	(838)	240	(106)	557
Total other income	$2,268	$2,654	$4,079	$8,200	$2,306

	Nine months ended
	September 30, 2016	September 30, 2015
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	$9,526	$4,228
Other items	(525)	1,044
Total other income	$9,001	$5,272

20

RenaissanceRe Holdings Ltd.
Ratings

	A.M. Best	S&P	Moody's	Fitch

Renaissance Reinsurance (1)	A+	AA-	A1	A+
DaVinci (1)	A	AA-	A3	—
Renaissance Reinsurance U.S. (1)	A	A+	—	—
RenaissanceRe Specialty U.S. (1)	A	A+	—	—
Renaissance Reinsurance of Europe (1)	A+	AA-	—	—
Top Layer Re (1)	A+	AA	—	—

Syndicate 1458	—	—	—	—
Lloyd's Overall Market Rating (2)	A	A+	—	AA-

RenaissanceRe (3)	—	Very Strong	—	—
(1) The A.M. Best, S&P, Moody's and Fitch ratings for these companies reflect the insurer's financial strength rating and, in addition to the insurer's financial strength rating, the S&P ratings reflect the insurer's issuer credit rating.
(2) The A.M. Best, S&P and Fitch ratings for the Lloyd's Overall Market Rating represent its financial strength rating.
(3) The S&P rating for RenaissanceRe represents the rating on its Enterprise Risk Management practices.

21

RenaissanceRe Holdings Ltd.
Comments on Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures within the meaning of Regulation G. The Company has consistently provided these financial measurements in previous investor communications and the Company's management believes that these measurements are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company's overall financial performance.
The Company uses “operating income available to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income available to RenaissanceRe common shareholders” as used herein differs from “net income available to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on investments. The Company's management believes that “operating income available to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company's results of operations by removing the variability arising from fluctuations in the Company's fixed maturity investment portfolio, equity investments trading and investments-related derivatives. The Company also uses “operating income available to RenaissanceRe common shareholders” to calculate “operating income available to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized”. The following is a reconciliation of: 1) net income available to RenaissanceRe common shareholders to operating income available to RenaissanceRe common shareholders; 2) net income available to RenaissanceRe common shareholders per common share - diluted to operating income available to RenaissanceRe common shareholders per common share - diluted; and 3) return on average common equity - annualized to operating return on average common equity - annualized:

	Three months ended					Nine months ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	September 30, 2016	September 30, 2015
Net income available to RenaissanceRe common shareholders	$146,825	$136,325	$127,995	$92,206	$75,529	$411,145	$316,605
Adjustment for net realized and unrealized (gains) losses on investments	(59,870)	(69,772)	(61,653)	42,817	41,138	(191,295)	26,101
Operating income available to RenaissanceRe common shareholders	$86,955	$66,553	$66,342	$135,023	$116,667	$219,850	$342,706

Net income available to RenaissanceRe common shareholders per common share - diluted	$3.56	$3.22	$2.95	$2.09	$1.66	$9.71	$7.19
Adjustment for net realized and unrealized (gains) losses on investments	(1.47)	(1.67)	(1.44)	0.98	0.92	(4.57)	0.60
Operating income available to RenaissanceRe common shareholders per common share - diluted	$2.09	$1.55	$1.51	$3.07	$2.58	$5.14	$7.79

Return on average common equity - annualized	13.5%	12.6%	11.8%	8.5%	6.9%	12.6%	10.2%
Adjustment for net realized and unrealized (gains) losses on investments	(5.5)%	(6.4)%	(5.7)%	4.0%	3.8%	(5.9)%	0.8%
Operating return on average common equity - annualized	8.0%	6.1%	6.1%	12.5%	10.7%	6.7%	11.0%

22

RenaissanceRe Holdings Ltd.
Comments on Regulation G
The Company has also included in this Financial Supplement “managed catastrophe premiums”. “Managed catastrophe premiums” is defined as gross catastrophe premiums written by the Company and its related joint ventures. “Managed catastrophe premiums” differs from total Catastrophe Reinsurance segment gross premiums written, which the Company believes is the most directly comparable GAAP measure, due to the inclusion of catastrophe premiums written on behalf of the Company's joint venture Top Layer Re, which is accounted for under the equity method of accounting, and the inclusion of catastrophe premiums written on behalf of the Company's Lloyd's segment. The Company's management believes “managed catastrophe premiums” is useful to investors and other interested parties because it provides a measure of total catastrophe premiums assumed by the Company through its consolidated subsidiaries and related joint ventures. A reconciliation of “managed catastrophe premiums” to Catastrophe Reinsurance segment gross premiums written is included on pages 6 and 7 of this Financial Supplement.
The Company has also included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends”. “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets per share. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets per share, plus accumulated dividends. The Company's management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following is a reconciliation of book value per common share to tangible book value per common share and tangible book value per common share plus accumulated dividends:

	At
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Book value per common share	$107.10	$103.70	$101.19	$99.13	$97.41
Adjustment for goodwill and other intangibles (1)	(6.69)	(6.73)	(6.59)	(6.59)	(6.65)
Tangible book value per common share	100.41	96.97	94.60	92.54	90.76
Adjustment for accumulated dividends	16.41	16.10	15.79	15.48	15.18
Tangible book value per common share plus accumulated dividends	$116.82	$113.07	$110.39	$108.02	$105.94

Quarterly change in book value per common share	3.3%	2.5%	2.1%	1.8%	1.0%
Quarterly change in tangible book value per common share plus change in accumulated dividends	3.9%	2.8%	2.6%	2.3%	1.3%
Year to date change in book value per common share	8.0%				8.1%
Year to date change in tangible book value per common share plus change in accumulated dividends	9.5%				2.7%

(1)
At September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015, goodwill and other intangibles included $20.6 million, $21.4 million, $22.3 million, $23.2 million and $22.9 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

23